                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported):   December 15, 1999


                             KAISER VENTURES INC.
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                 DELAWARE
-------------------------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)



        0-18858                                         94-0594733
--------------------------------         --------------------------------------
 (Commission file number)                 (I.R.S. Employer Identification No.)


                      3633 E. Inland Empire Boulevard, Suite 850
                                  Ontario, CA  91764
-------------------------------------------------------------------------------
          (Address of principal executive offices, including Zip Code)


  Registrant's telephone number,
  including area code                             (909) 483-8500
                                                  --------------



-------------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)

                                   FORM 8-K

                                 Current Report


Item 5.  Other Items

     A. Eagle Mountain. As described in the attached press release of Kaiser Ventures Inc. (the "Company"), on December 15, 1999, Kaiser Ventures Inc.'s Eagle Mountain Landfill and Recycling Project received it last major permit required to allow its siting and operation.

     Even with the receipt of this permit, there continue to be a number of risks associated with the project, such as competition from other landfills, including competing rail-haul landfill projects, compliance with expensive and evolving regulation of landfills by federal, state and local authorities, as well as litigation risks associated with landfills. With regard to litigation, the Company understands that on December 20, 1999, certain opponents to the landfill project filed suit in federal district court against the National Park Service and the U.S. Bureau of Land Management challenging on several grounds the completed land exchange between the Company and the U.S. Bureau of Land Management. The Company, to date, has not received a copy of the complaint. All of these risks, along with a number of other factors, will impact and influence the ultimate value of the landfill project. As a result, the Company cannot predict that value with any accuracy at this time. Specifically, investors should not rely on any recent statements attributed to Rick Daniels, President of Mine Reclamation Corporation, the developer of the Eagle Mountain project, as representing a projection approved or supported by the Company. Furthermore, consistent with its policies, the Company does not intend to provide or comment on estimates of the value of such assets in the future.

     B. Lawsuit. On December 20, 1999, the Company was served with a summons and complaint filed in the United States District Court, Northern District of California (Case No. C99 5188 SBA) entitled Willow Creek Capital Partners, L.P. a Delaware limited partnership; and Willow Creek Offshore, a Cayman Islands corporation, individually and on behalf of all others similarly situated v. Kaiser Ventures Inc.; The New Kaiser Voluntary Employees' Beneficiary Association; The Coleridge Group; Pacholder Associates, Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Richard E. Stoddard; Ronald E. Bitonti; Todd G. Cole; Gerald A Fawcett; Gary E. Gibbons; Reynold C. Macdonald; William J. Morgan; Charles E. Packard; Thomas S. Rabone; Lyle B. Stevenson; and Marshall F. Wallach. In summary, the lawsuit challenges and seeks damages in connection with a transaction completed on November 22, 1999, pursuant to which the Company purchased a substantial portion off its common stock from The New Kaiser Voluntary Employees' Beneficiary Association ("VEBA") and the Pension Benefit Guaranty Corporation ("PBGC").

     Statements made in this 8-K Report, other reports filed with the Securities and Exchange Commission, articles and in other written and verbal communications involving the Company and/or its assets that state the Company's or management's beliefs or expectations and which are not historical facts or which apply prospectively are forward-looking statements. It is important to understand that the Company's actual results could differ materially from those contained or implied by such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission, including, but not limited to, the Company's 10-K Report and subsequent 10-Q reports. Copies of those filings are available from the Company and the Securities and Exchange Commission.


Item 7.  Financial Statements and Exhibits

         Exhibit 99.1 Press Release of Kaiser Ventures Inc. issued December 15, 1999, regarding Eagle Mountain project secures last major permit.

                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Kaiser Ventures Inc.



Date:  December 21, 1999      /s/ Terry L. Cook
                              -----------------
                              Terry L. Cook, Sr. Vice President &
                              General Counsel